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                               STI CLASSIC FUNDS

                          SMALL CAP GROWTH STOCK FUND

             STI CLASSIC EQUITY FUNDS I SHARES (FORMERLY T SHARES)
       STI CLASSIC EQUITY FUNDS A SHARES AND C SHARES (FORMERLY L SHARES)
           STI CLASSIC FUNDS FOR SUNTRUST RETIREMENT SERVICES CLIENTS
                 STI CLASSIC FUNDS FOR THE SUNTRUST 401(K) PLAN

                         SUPPLEMENT DATED JUNE 26, 2006
                     TO THE PROSPECTUS DATED AUGUST 1, 2005

Effective June 26, 2006, James P. Foster and Stuart F. Van Arsdale replace Mark
D. Garfinkel as co-portfolio managers of the SMALL CAP GROWTH STOCK FUND. The "Portfolio Managers" section in the Prospectus is revised as follows:

Mr. Foster has served as Managing Director of Trusco since May 2004. Mr. Foster joined Trusco in 1988. He has more than 37 years of investment experience.

Mr. Van Arsdale, CFA, has served as Managing Director of Trusco since May 2002. Prior to joining Trusco, Mr. Van Arsdale served as Director of Growth Investments for Deprince, Race & Zollo, Inc. from October 1998 to April 2002. He has more than 26 years of investment experience.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


SP-E401IRS 0606